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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

        Date of Report (Date of earliest event reported): January 5, 2006

                             WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     0-21577               84-1100630
(State or other jurisdiction of       Commission           (I.R.S. Employer
 incorporation or organization)       File Number       Identification Number)

                               3375 Mitchell Lane
                             Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                                 (303) 440-5220
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        (a) In connection with the appointment of Samuel M. Martin as Senior Vice President of Operations for Wild Oats Markets, Inc. (the "Registrant") disclosed in Item 5.02, the Registrant and Mr. Martin have executed an offer letter describing the terms of his employment. See Item 5.02 for a description of such terms.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        (c) The Registrant has appointed Sam Martin as Senior Vice President of Operations for the Registrant, effective January 9, 2006. Mr. Martin, 49 years old, was most recently the Senior Vice President of Supply Chain for Shopko Stores Inc., from April 2005 through December 2005. Mr. Martin joined ShopKo in April 2003 as Vice President of Distribution and Transportation, and continued in that capacity until April 2005. From 1998 until 2003, Mr. Martin was Regional Vice President, Western Region, and General Manager for Toys R Us. Prior to that, Mr. Martin served in a variety of operational roles in his 24-year tenure with Fred Meyer Stores.

        Mr. Martin's arrangement with the Registrant provides for an initial base salary of $295,000, including a guaranteed bonus of $50,000 on his employment start date of January 9, 2006, and a $50,000 bonus in April 2006, subject to continued employment with the Registrant. Mr. Martin will also be eligible to participate in the Registrant's corporate office bonus program. The Registrant has established an individual equity incentive plan as an inducement to Mr. Martin's entry into employment with the Registrant, and 100,000 shares were reserved and issued thereunder at an exercise price of $12.19. The Registrant and Mr. Martin will enter into a severance agreement providing for, among other things, payments in the event that employment with the Registrant is terminated by the Registrant other than for "cause" or by the individual for "good reason" (as defined in such agreement) within 24 months following a "change in control" (as defined in such agreement) of the Registrant. Mr. Martin will be entitled to receive reimbursement of approved relocation expenses up to $70,000, and temporary housing expenses for up to four months, and certain expenses associated with his existing residence for up to six months.

        There have been no transactions between Mr. Martin or any member of his family and the Registrant since the beginning of the Registrant's last fiscal year. Additionally, there are no family relationships between Mr. Martin and any director or executive officer of the Registrant.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit 99.1 Press Release of Wild Oats Markets, Inc. dated January 9, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                         Wild Oats Markets, Inc.
                                                         (Registrant)


                                                         By: /s/ Freya R. Brier
                                                             -------------------
                                                             Freya R. Brier
Date: January 9, 2006                                        Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
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Exhibit 99.1   Press Release of Wild Oats Markets, Inc. dated January 9, 2006.